EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	2Q04	1Q04	4Q03	3Q03	2Q03
Upstream
United States	1,237	1,154	856	883	907
Non-U.S.	2,609	2,859	2,413	1,819	1,931
Total	3,846	4,013	3,269	2,702	2,838
Downstream
United States	907	392	384	371	419
Non-U.S.	600	612	352	540	727
Total	1,507	1,004	736	911	1,146
Chemical
United States	148	118	212	25	128
Non-U.S.	459	446	264	205	311
Total	607	564	476	230	439

Corporate and financing	(170)	(141)	2,169	(193)	(253)
Net income (U.S. GAAP)	5,790	5,440	6,650	3,650	4,170
Net income per common share (U.S. GAAP)	0.89	0.83	1.01	0.55	0.63
Net income per common share
- assuming dilution (U.S. GAAP)	0.88	0.83	1.01	0.55	0.62

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	2,230	0	0
Corporate total	0	0	2,230	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,237	1,154	856	883	907
Non-U.S.	2,609	2,859	2,413	1,819	1,931
Total	3,846	4,013	3,269	2,702	2,838
Downstream
United States	907	392	384	371	419
Non-U.S.	600	612	352	540	727
Total	1,507	1,004	736	911	1,146
Chemical
United States	148	118	212	25	128
Non-U.S.	459	446	264	205	311
Total	607	564	476	230	439
Corporate and financing	(170)	(141)	(61)	(193)	(253)
Corporate total	5,790	5,440	4,420	3,650	4,170
EPS excluding Special Items - assuming dilution	0.88	0.83	0.68	0.55	0.62

EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	2Q04	1Q04	4Q03	3Q03	2Q03
natural gas liquids, kbd
United States	575	598	607	595	603
Canada	356	369	364	370	372
Europe	608	607	589	541	565
Asia-Pacific	198	216	236	241	241
Africa	542	543	500	456	399
Other Non-U.S.	302	302	299	282	297
Total liquids production	2,581	2,635	2,595	2,485	2,477

Natural gas production available
for sale, mcfd
United States	1,987	2,076	2,038	2,179	2,362
Canada	974	1,009	994	943	906
Europe	3,696	6,014	5,467	2,711	3,524
Asia-Pacific	1,590	1,591	1,711	1,860	1,890
Other Non-U.S.	754	777	648	630	601
Total natural gas production available for sale	9,001	11,467	10,858	8,323	9,283

Total worldwide liquids and gas production, koebd	4,081	4,546	4,405	3,872	4,024

Refinery throughput, kbd
United States	1,854	1,781	1,874	1,850	1,815
Canada	441	478	445	451	459
Europe	1,671	1,616	1,626	1,598	1,573
Asia-Pacific	1,314	1,412	1,345	1,364	1,347
Other Non-U.S.	309	309	313	292	297
Total refinery throughput	5,589	5,596	5,603	5,555	5,491

Petroleum product sales, kbd
United States	2,865	2,758	2,912	2,722	2,706
Canada	584	615	622	591	580
Europe	2,106	2,128	2,102	2,092	2,064
Asia-Pacific	1,585	1,725	1,693	1,637	1,566
Other Non-U.S.	883	900	908	889	879
Total petroleum product sales	8,023	8,126	8,237	7,931	7,795

Gasolines, naphthas	3,302	3,157	3,342	3,308	3,263
Heating oils, kerosene, diesel	2,360	2,651	2,568	2,360	2,284
Aviation fuels	679	659	673	672	643
Heavy fuels	649	642	662	622	623
Specialty products	1,033	1,017	992	969	982
Total petroleum product sales	8,023	8,126	8,237	7,931	7,795

Chemical product revenue, $M
United States	$3,466	$2,938	$2,448	$2,630	$2,486
Non-U.S.	4,760	4,464	4,036	3,594	3,629
Total chemical product revenue	$8,226	$7,402	$6,484	$6,224	$6,115

Chemical prime product sales, kt
United States	2,925	2,803	2,717	2,664	2,509
Non-U.S.	4,005	3,989	3,975	3,996	3,826
Total chemical prime product sales	6,930	6,792	6,692	6,660	6,335

EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	2Q04	1Q04	4Q03	3Q03	2Q03
United States
ExxonMobil
Crude ($/B)	33.80	31.20	26.73	25.70	23.81
Natural Gas ($/kCF)	5.84	5.59	4.59	4.92	5.22

Benchmarks
WTI ($/B)	38.31	35.23	31.16	30.18	29.02
ANS-WC ($/B)	37.02	34.14	29.44	28.83	27.05
Henry Hub ($/MBTU)	6.00	5.69	4.58	4.97	5.40

Non-U.S.
ExxonMobil
Crude ($/B)	33.68	30.55	28.11	27.25	25.39
Natural Gas ($/kCF)	4.03	4.43	4.08	3.52	3.75
European NG ($/kCF)	4.05	4.57	4.38	3.64	3.92

Benchmarks
Brent ($/B)	35.36	31.95	29.41	28.41	26.03

Capital and Exploration Expenditures, $M
Upstream
United States	464	455	571	539	526
Non-U.S.	2,376	2,249	2,733	2,440	2,395
Total	2,840	2,704	3,304	2,979	2,921
Downstream
United States	196	202	291	312	333
Non-U.S.	428	308	528	356	380
Total	624	510	819	668	713
Chemical and Administrative
United States	69	97	133	94	107
Non-U.S.	84	90	104	97	90
Total	153	187	237	191	197

Total Capital and Exploration Expenditures	3,617	3,401	4,360	3,838	3,831

Exploration Expense Charged to Income, $M
Consolidated - United States	46	39	144	38	39
- Non-U.S.	164	131	306	184	138
Non-consolidated - ExxonMobil share - United States	0	0	0	0	1
- Non-U.S.	0	4	6	3	4

Total Exploration Expense Charged to Income	210	174	456	225	182

Effective Income Tax Rate, %	40.5%	41.8%	31.4%	40.3%	39.8%

Common Shares Outstanding (millions)
At quarter end	6,506	6,540	6,568	6,610	6,652
Average	6,506	6,544	6,580	6,619	6,654
Average - assuming dilution	6,547	6,582	6,612	6,652	6,687

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	8.7	10.1	6.8	5.7	7.3
Sales of subsidiaries, investments and PP&E	0.9	0.5	0.5	0.2	0.3
Cash flows from operations and asset sales	9.6	10.6	7.3	5.9	7.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2004. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2Q04 vs. 2Q03
$M
5000
4000
3000
2000
1000
0
2,838
1,110
(110)
10
3,846
2Q03
Realization
Vol/Mix
Other
2Q04

Upstream 2Q04 vs. 1Q04
$M
5000
4000
3000
2000
1000
0
4,013
250
(530)
110
3,846
1Q04
Realization
Vol/Mix
Other
2Q04

$M	2Q03	2Q04	2Q04 vs. 2Q03
U.S.	907	1,237	+330
Non-U.S.	1,931	2,609	+678
Total	2,838	3,846	+1,008

$M	1Q04	2Q04	2Q04 vs. 1Q04
U.S.	1,154	1,237	+83
Non-U.S.	2,859	2,609	-250
Total	4,013	3,846	-167

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 2Q04 vs. 2Q03
$M
2000
1500
1000
500
0
1,146
330
160
(130)
1,507
2Q03
Margin
Vol/Mix
Other
2Q04

Downstream 2Q04 vs. 1Q04
$M
2000
1500
1000
500
0
1,004
530
140
(170)
1,507
1Q04
Margin
Vol/Mix
Other
2Q04

$M	2Q03	2Q04	2Q04 vs. 2Q03	1Q04	2Q04	2Q04 vs. 1Q04
U.S.	419	907	+488	392	907	+515
Non-U.S.	727	600	-127	612	600	-12
Total	1,146	1,507	+361	1,004	1,507	+503

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2Q04 vs. 2Q03
$M
700
600
500
400
300
200
100
0
439
40
65
65
607
2Q03
Margin
Vol/Mix
Other
2Q04

Chemical 2Q04 vs. 1Q04
$M
700
600
500
400
300
200
100
0
564
50
80
(80)
607
1Q04
Margin
Vol/Mix
Other
2Q04

$M	2Q03	2Q04	2Q04 vs. 2Q03	1Q04	2Q04	2Q04 vs. 1Q04
U.S.	128	148	+20	118	148	+30
Non-U.S.	311	459	+148	446	459	+13
Total	439	607	+168	564	607	+43

Note: Earnings exclude special items

ExxonMobil